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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 16, 2001

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          0-12771                                       95-3630868
(COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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                                    FORM 8-K

ITEM 5.   OTHER EVENTS.

STOCK PRICE ESTABLISHED APRIL 2001

         On April 13, 2001, the Board of Directors established the price of the Class A Common Stock of the Registrant at $30.20. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to twenty times the price of the Class A Common Stock.

         The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.


                                                                                    "W" or         Price          Price
                                       "E" or         "W1" or                      Weighted      Per Share      Per Share
                           Market  Stockholders'       Shares         "P" or      Avg. Shares    of Class A     of Class B
     Date                  Factor    Equity(1)     Outstanding(2)   Earnings(3)  Outstanding(4) Common Stock   Common Stock
     ----                  ------    ---------     --------------   -----------  -------------- ------------   ------------
January 14, 2000.........   1.40   1,762,661,000     259,671,296     611,994,000   253,455,768    $  25.92     $  518.40
April 14, 2000...........   1.70   1,830,282,000     262,311,687     619,849,000   256,270,820    $  30.25     $  605.00
July 14, 2000............   0.70   2,837,901,000     259,260,576   1,245,976,000   258,030,351    $  30.08     $  601.60
October 13, 2000.........   0.25   3,988,351,000     253,632,224   2,758,698,000   257,684,095    $  30.87     $  617.40
January 12, 2001.........   0.25   3,819,961,000     252,170,336   2,835,930,000   255,921,172    $  30.83     $  616.60
April 13, 2001...........   0.35   3,344,157,000     242,108,532   2,058,956,000   248,904,890    $  30.20     $  604.00


 (1) "E" or Stockholders' Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.

MODIFICATION OF FORMULA DEFINITIONS EFFECTIVE FOR THE JULY 2001 VALUATION

         At its April 2001 meeting, the Board of Directors approved the modification of the definitions of two components of the formula, effective as of the July 2001 valuation. The modifications are summarized below:

o "E" or the stockholders' equity component of the formula will equal stockholders' equity at the end of the SAIC fiscal quarter immediately preceding the date on which a price determination is to occur, adjusted to reflect the value of our publicly traded equity securities classified as investments in marketable securities, as well as the profit or loss impact, if any, on stockholders' equity arising from investment activities, non-recurring gains, or losses on sales of business units, subsidiary common stock, or similar transactions closed, as of the valuation date rather than the value at the end of the most recently completed fiscal quarter.


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o        "P" or the earnings component of the formula will equal our operating income, net of taxes, excluding investment activities, losses on impaired intangible assets, non-recurring gains or losses on sales of business units, subsidiary common stock and similar items, and including our equity in the income or loss of unconsolidated affiliates and the minority interest in income or loss of consolidated subsidiaries.

All other terms of the formula remain unchanged.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                                   SCIENCE APPLICATIONS
                                               INTERNATIONAL CORPORATION



Date:  April 16, 2001                          By   /s/ DOUGLAS E. SCOTT
                                                  --------------------------
                                                        Douglas E. Scott
                                               Its:     Senior Vice President
                                                        and General Counsel